General
California Municipal
Bond Fund, Inc.


ANNUAL REPORT September 30, 1999




(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                             General California
                                                      Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General California Municipal Bond Fund, Inc. covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to erosion of municipal bond prices, especially toward the end of the reporting period.

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in General California Municipal Bond Fund, Inc.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did General California Municipal Bond Fund, Inc.  perform during the period?

The fund produced a -3.62% total return over the 12-month period ended September 30, 1999,(1) compared to a -3.12% total return for the average fund in the Lipper California Municipal Debt Funds category.(2) We attribute this performance to our security selection strategy, which emphasizes high-yielding securities for income.

What is the fund's investment approach?

Our goal is to seek a high level of federal and California tax-exempt income from a diversified portfolio of long-term municipal bonds from California issuers.

To achieve this objective, we have constructed a portfolio designed to provide consistently high-income streams. We find such income opportunities through rigorous analysis of each bond's structure, paying particularly close attention to each bond's yield, maturity and early redemption features. As a result, the portfolio is composed primarily of higher yielding revenue bonds backed by the income generated from housing projects, toll roads, transportation facilities, hospitals, special taxes and other sources throughout California.

Over time, higher yielding bonds within the portfolio have matured or been redeemed by their issuers. We have generally attempted to replace these bonds with new securities that offer higher-than-average income payments. This strategy is designed to help maximize income. We also look to upgrade the portfolio with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are approaching their redemption or maturity dates, a strategy intended to protect the fund's net asset value. In addition, we conduct extensive credit analysis of our holdings in an attempt to avoid owning securities which might undergo potential defaults on interest and principal payments.

                                                             The Fund     3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was affected by changing interest rates over the past year. When the reporting period began on October 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crisis, which had spread from Asia to Russia and was threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth.

The Fed's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second and third quarters, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Fed increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has recently constrained the rise of U.S. Government taxable bond yields relative to tax-exempt bonds. As a result, municipal bonds -- including those from California issuers -- are currently offering tax-exempt yields that compare very favorably with taxable yields after adjusting for taxes.

What is the fund's current strategy?

We have recently attempted to position the fund for opportunities to upgrade its holdings and maintain or enhance its income distributions. More specifically, we have raised cash in anticipation of potentially higher interest rates by selling pre-refunded bonds as well as bonds in

4

the 10- to 15-year maturity range. These sales contributed to the fund's 4% cash position as of September 30. We may redeploy these liquid assets in the weeks ahead, when an expected spate of new bond issuance drives yields higher. In our view, toward the end of the year, issuers are likely to move to the sidelines and wait until after January 1, 2000 to raise capital in the municipal debt markets in order to avoid potential Y2K-related market disruptions. Yet demand for municipal bonds from California investors should remain high from individuals seeking to minimize their income tax liabilities.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund  5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General California Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/99


                                                  Inception                                                           From
                                                    Date                 1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------
FUND                                               10/10/89                (3.62%)              5.96%                  6.79%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC. ON 10/10/89 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/89 IS USED AS THE BEGINNING VALUE ON 10/10/89. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


6


STATEMENT OF INVESTMENTS

September 30, 1999




                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.0%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--92.6%

ABAG Finance Authority, Nonprofit Corporations:

   COP, Revenue (Channing House) 5.50%, 2/15/2029                                             4,100,000                3,734,321

   MFHR (Central Park Apartments) 5.60%, 7/1/2038                                             5,000,000                4,699,850

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,785,000                3,784,773

Alameda County, COP (Various Financing Projects)

   6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank)                                           4,750,000                4,874,118

Allan Hancock Joint Community College District, COP

   7.625%, 10/1/2005                                                                          1,055,000                1,133,081

Anaheim Public Financing Authority,

  Tax Allocation Revenue

   6.45%, 12/28/2018 (Insured; MBIA)                                                          6,000,000                6,451,200

Beaumont Unified School District, COP

  (Capital Improvement Project)

   7.70%, 1/1/2021 (Prerefunded 1/1/2001)                                                     1,100,000  (a)           1,171,412

California:

   4.50%, 4/1/2013 (Insured; MBIA)                                                            3,600,000                3,293,820

   4.50%, 10/1/2019                                                                           8,500,000                7,153,005

California Educational Facilities Authority, Revenue:

  (Chapman College)

      7.50%, 1/1/2018 (Prerefunded 1/1/2001)                                                  1,760,000  (a)           1,871,584

   (College & University Projects) 5.625%, 7/1/2023                                           1,275,000                1,212,423

California Health Facilities Financing Authority

  Revenue:

    (HELP Group)

         7%, 8/1/2021 (Insured; California Health Facilities

            Construction Loan Program)                                                        1,800,000                1,899,882

      (Walden House) 6.85%, 3/1/2022                                                          3,225,000                3,394,151

California Housing Finance Agency:

  MFHR:

      6.15%, 8/1/2022 (Insured; AMBAC)                                                        3,850,000                3,928,425

      6.05%, 8/1/2038 (Insured; MBIA)                                                         2,500,000                2,526,375

   SFMR:

      6%, 8/1/2016 (Insured; MBIA)                                                            2,000,000                2,038,440

      6.375%, 8/1/2027                                                                        2,250,000                2,305,440

      7.60%, 8/1/2030                                                                           870,000                  883,537

      7.70%, 8/1/2030                                                                           675,000                  690,950

California Pollution Control Financing Authority, PCR

   8.536%, 6/1/2014                                                                           4,500,000  (b,c)         5,078,250

California Public Works Board, LR (Trustees California

   State University) 5.25%, 10/1/2013                                                         1,575,000                1,558,856

                                                                                                           The Fund   7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development Authority:

  COP:

    Health Facilities Revenue (Barton Memorial Hospital)

         6.50%, 12/1/2009

         (LOC; Banque Nationale De Paris)                                                     1,600,000                1,687,536

      (The Internext Group) 5.375%, 4/1/2030                                                  5,000,000                4,394,850

   Special Facilities LR (United Airlines, Inc.):

      7.326%, 10/1/2033                                                                       4,285,000  (b,c)         3,697,784

      7.177%, 10/1/2034                                                                       1,445,000  (b,c)         1,212,095

Capistrano Unified School District (Ladera)

   5.75%, 9/1/2029                                                                            4,000,000                3,782,080

Commerce Joint Powers Financing Authority, Revenue

   8%, 3/1/2022 (Prerefunded 3/1/2001)                                                        2,365,000  (a)           2,543,155

Contra Costa County, Mortgage Revenue (Cedar Pointe)

   6.15%, 9/1/2025 (Insured; FHA)                                                             2,955,000                3,011,411

Contra Costa County Public Finance Authority, Tax

   Allocation Revenue (Pleasant Hill) 5.45%, 8/1/2028                                         4,000,000                2,723,400

Del Mar Race Track Authority, Revenue 6.20%, 8/15/2011                                        2,000,000                2,087,840

Fontana Public Financing Authority,

  Tax Allocation Revenue

   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      2,000,000                2,067,700

Fontana Redevelopment Agency, Tax Allocation Revenue

  (Jurupa Hills Redevelopment Project):

      5.50%, 10/1/2019                                                                        2,000,000                1,892,200

      5.50%, 10/1/2027                                                                        5,000,000                4,672,500

Foothill/Eastern Transportation Corridor Agency,

  Toll Road Revenue:

      6%, 1/1/2034 (Prerefunded 1/1/2007)                                                     5,000,000  (a)           5,438,400

      5%, 1/1/2035                                                                            4,955,000                4,209,223

      5.75%, 1/15/2040                                                                        5,000,000                4,763,200

Inglewood, HR (Daniel Freeman Hospital)

   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     2,000,000  (a)           2,123,260

Loma Linda, HR (Loma Linda University Medical

   Center Project) 6%, 12/1/2023                                                              2,900,000                2,740,993

Los Angeles County, COP, (Disney Parking Project)

   Zero Coupon, 9/1/2019 (Insured; AMBAC)                                                     7,990,000                2,526,198

Los Angeles County Metropolitan Transportation Authority,

  Sales Tax Revenue:

      6%, 7/1/2026 (Insured; MBIA, Prerefunded 7/1/2006)                                      5,000,000  (a)           5,489,100

      5%, 7/1/2026 (Insured; AMBAC)                                                           2,340,000                2,097,155

8

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles Department of Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                       5,000,000                4,109,800

      4.25%, 10/15/2030 (Insured; FGIC)                                                      10,000,000                7,703,900

M-S-R Public Power Agency, Power Revenue

   (San Juan Project) 5.90%, 7/1/2020                                                         6,890,000                6,889,931

Newhall Elementary and Castaic Union School Districts,

  COP (School Improvement Project)

   7.70%, 3/1/2011 (Prerefunded 3/1/2001)                                                     2,695,000  (a)           2,835,517

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project Number 1)

   6.30%, 7/1/2018 (Insured; MBIA)                                                           20,400,000               22,254,768

Port Oakland, Special Facilities Revenue

  (Mitsui O.S.K. Lines Limited)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            3,000,000                3,090,120

Sacramento County (Community Facilities District No. 1)

   5.70%, 12/1/2020                                                                           1,250,000                1,187,900

San Bernardino, Health Care Systems Revenue

  (Sisters of Charity)

   7%, 7/1/2021 (Prerefunded 7/1/2001)                                                        2,000,000  (a)           2,142,520

San Diego County, COP, (Downtown Courthouse)

   4.50%, 5/1/2023 (Insured; AMBAC)                                                           1,500,000                1,246,800

San Francisco City and County Airports Commission,

   International Airport Revenue 5.90%, 5/1/2026                                              9,385,000                9,415,689

San Joaquin Hills Transportation Corridor Agency,

  Toll Road Revenue:

      Zero Coupon, 1/1/2010                                                                   5,000,000                2,965,650

      Zero Coupon, 1/15/2034 (Insured; MBIA)                                                 20,000,000                2,647,200

      Zero Coupon, 1/15/2036 (Insured; MBIA)                                                 18,000,000                2,102,580

San Marcos Public Facilities Authority, Revenue

   (Public Improvement-Civic Center) 6.20%, 8/1/2022                                          3,000,000                3,021,720

San Marcos Unified School District

  (School Facilities Improvement District Number 1)

   5.80%, 11/1/2014 (Insured; AMBAC)                                                          3,540,000                3,659,687

Santa Cruz County Redevelopment Agency, Tax Allocation

  (Subordinated-Live Oak/Soquel Community Improvement)

   5.625%, 9/1/2022                                                                           1,835,000                1,786,538

Simi Valley, Single Family Residential Mortgage Revenue

   7.625%, 8/1/2022                                                                             997,866  (d)             169,637

                                                                                                                The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Southern California Home Finance Authority, SFMR

   6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)                                           1,455,000                1,497,864

Stockton, Health Facilities Revenue

   (Dameron Hospital Association) 5.70%, 12/1/2014                                            1,000,000                  959,730

Tehachapi Unified School District, COP

  (Tompkins Elementary School Project)

   7.80%, 2/1/2021 (Prerefunded 2/1/2001)                                                       985,000  (a)           1,044,967

Tracy Area Public Facilities Financing Agency, Special Tax

  (Community Facilities District No. 87-1)

   5.875%, 10/1/2013 (Insured; MBIA)                                                          7,000,000                7,262,360

Turlock, COP, Health Facilities Revenue

   (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023                                           6,000,000                5,657,520

West Covina Redevelopment Agency, Special Tax

  (Community Facilities District--Fashion Plaza):

      6%, 9/1/2017                                                                            6,000,000                6,202,140

      6%, 9/1/2022                                                                            8,325,000                8,518,140

Yolo County Housing Authority, Mortgage Revenue

  (Walnut Park Apartments)

   7.20%, 8/1/2033 (Insured; FHA)                                                             4,150,000                4,385,139

U.S. RELATED--2.4%

Guam Power Authority, Revenue 5.25%, 10/1/2034                                                2,000,000                1,767,060

Puerto Rico Commonwealth, Public Improvement

   5.25%, 7/1/2017                                                                            3,000,000                2,874,420

Virgin Islands Public Finance Authority

   6%, 10/1/2022                                                                              1,505,000                1,502,201

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $248,180,728)                                                                                               245,745,471

10
                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.8%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--(CONTINUED)

California Pollution Control Financing Authority, SWDR,

   VRDN (Shell Martinez Refining--A) 3.50%                                                    2,200,000  (e)           2,200,000

California Pollution Control Financing Authority, SWDR,

   VRDN (Shell Martinez Refining--B) 3.75%                                                    2,000,000  (e)           2,000,000

California Economic Development Financing Authority,

   Revenue, VRDN (Independent Systems Project) 3.50%                                            500,000  (e)             500,000

California Statewide Communities Development Authority,

   VRDN (Retired Officers) 3.80% (LOC; Dresdner Bank)                                         4,000,000  (e)           4,000,000

Newport Beach, Revenue, VRDN

   (Hoag Memorial Hospital) 3.85%                                                             1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $9,700,000)                                                                                                   9,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $257,880,728)                                                             98.8%              255,445,471

CASH AND RECEIVABLES (NET)                                                                         1.2%                3,140,704

NET ASSETS                                                                                       100.0%              258,586,175

                                                                                                           The Fund  11

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                             Association

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                   AAA                                        39.5

AA                               Aa                                    AA                                          8.7

A                                A                                     A                                          18.0

BBB                              Baa                                   BBB                                        21.4

BB                               Ba                                    BB                                          1.1

D                                N/A                                   D                                            .1

F-1+ & F-1                       MIG1, VMIG1 & P1                      SP1 & A1                                    3.8

Not Rated (f)                    Not Rated (f)                         Not Rated (f)                               7.4

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 1999,
THESE SECURITIES AMOUNTED TO $9,988,129 OR 3.9% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                          Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           257,880,728   255,445,471

Cash                                                                    214,594

Receivable for investment securities sold                                97,750

Interest receivable                                                   3,964,750

Prepaid expenses                                                          6,584

                                                                    259,729,149
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           134,828

Payable for investment securities purchased                             950,951

Accrued expenses                                                         57,195

                                                                      1,142,974
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      258,586,175
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     259,936,455

Accumulated net realized gain (loss) on investments                   1,084,977

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            (2,435,257)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      258,586,175
--------------------------------------------------------------------------------
SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      20,506,253

NET ASSET VALUE, offering and redemption price per share- Note 3(d) ($)   12.61


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Fund  13

STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,990,686

EXPENSES:

Management fee--Note 3(a)                                            1,706,478

Shareholder servicing costs--Note 3(b)                                 336,108

Professional fees                                                       51,884

Directors' fees and expenses--Note 3(c)                                 32,081

Custodian fees                                                          28,316

Prospectus and shareholders' reports                                    21,615

Registration fees                                                       14,847

Loan commitment fees--Note 2                                             1,270

Miscellaneous                                                           16,900

TOTAL EXPENSES                                                       2,209,499

INVESTMENT INCOME--NET                                              13,781,187
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,692,790

Net unrealized appreciation (depreciation) on investments          (25,647,206)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (23,954,416)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (10,173,229)

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     1999               1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,781,187           14,308,634

Net realized gain (loss) on investments         1,692,790            3,116,198

Net unrealized appreciation (depreciation)
   on investments                             (25,647,206)           7,160,883

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (10,173,229)          24,585,715
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (13,781,187)         (14,504,662)

Net realized gain on investments              (3,728,567)          (1,543,915)

TOTAL DIVIDENDS                              (17,509,754)         (16,048,577)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  28,900,088          43,599,346

Dividends reinvested                           12,441,976          11,154,889

Cost of shares redeemed                      (51,083,362)         (58,825,931)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (9,741,298)          (4,071,696)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (37,424,281)           4,465,442
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                          296,010,456          291,545,014

END OF PERIOD                                258,586,175          296,010,456
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,150,109           3,196,561

Shares issued for dividends reinvested            929,452             817,966

Shares redeemed                               (3,847,560)          (4,319,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (767,999)            (304,482)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended September 30,
                                                                 ----------------------------------------------------------------
                                                                 1999          1998         1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            13.91         13.51        13.35          13.30         12.90

Investment Operations:

Investment income--net                                            .65           .67          .69            .70           .73

Net realized and unrealized

   gain (loss) on investments                                  (1.13)           .48          .41            .19           .48

Total from Investment Operations                                (.48)          1.15         1.10            .89          1.21

Distributions:

Dividends from investment income--net                           (.65)          (.68)        (.70)          (.68)          (.73)

Dividends from net realized gain
   on investments                                               (.17)          (.07)        (.24)          (.16)          (.08)

Total Distributions                                             (.82)          (.75)        (.94)          (.84)          (.81)

Net asset value, end of period                                 12.61          13.91        13.51          13.35          13.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (3.62)           8.76        8.56           6.85           9.82
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .78            .77         .76             .76           .76

Ratio of net investment income

   to average net assets                                         4.85          4.91        5.15            5.25          5.66

Portfolio Turnover Rate                                         51.80         63.60       90.03          164.93         83.31
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         258,586       296,010     291,545         296,798       317,835

SEE NOTES TO FINANCIAL STATEMENTS.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the
                                                              The Fund  17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

18

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1999, the fund was charged $206,611 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $88,523 pursuant to the transfer agency agreement.

                                                                 The Fund  19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including on redemptions made through the use of the fund's Exchange privilege. During the period ended September 30, 1999, redemption fees retained by the fund amounted to $36.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $145,401,721 and $170,987,149, respectively.

At September 30, 1999, accumulated net unrealized depreciation on investments was $2,435,257, consisting of $7,351,800 gross unrealized appreciation and $9,787,057 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General California Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                             [ERNST & YOUNG LLP Signature logo]


New York, New York
November 03, 1999

                                                                The Fund  21


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended September 30, 1999:

--all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes), an

--the fund hereby designates $.0806 per share as a long-term capital gain distribution of the $.1749 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000

22


NOTES



                                                           For More Information

                        General California Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com



(c) 1999 Dreyfus Service Corporation                                   131AR999